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                                                                   EXHIBIT 10.16

                                                                  EXECUTION COPY

                     AMENDMENT NO. 1 TO AMENDED AND RESTATED
                          SALE AND SERVICING AGREEMENT

                                       and

               SUPPLEMENT NO. 3 TO AMENDED AND RESTATED INDENTURE

                                       and

          AMENDMENT NO. 2 TO ANNEX A TO AMENDED AND RESTATED INDENTURE

                                       and

                AMENDED AND RESTATED SALE AND SERVICING AGREEMENT

                                       and

                     AMENDMENT NO. 1 TO AMENDED AND RESTATED
                               CUSTODIAN AGREEMENT

        This AMENDMENT NO. 1 TO AMENDED AND RESTATED SALE AND SERVICING AGREEMENT, SUPPLEMENT NO. 3 TO AMENDED AND RESTATED INDENTURE, AMENDMENT NO. 2 TO ANNEX A TO AMENDED AND RESTATED INDENTURE AND AMENDED AND RESTATED SALE AND SERVICING AGREEMENT and AMENDMENT NO. 1 TO AMENDED AND RESTATED CUSTODIAN AGREEMENT, dated as of March 5, 2003 (this "Amendment and Supplement"), is entered into among AMERICREDIT MASTER TRUST (the "Issuer"), AMERICREDIT FUNDING CORP. VII ("AFC"), AMERICREDIT FINANCIAL SERVICES, INC. ("AmeriCredit"), BANK ONE, NA ("Bank One"), DEUTSCHE BANK TRUST COMPANY AMERICAS, formerly known as Bankers Trust Company (the "Administrative Agent"), each of the CLASS A-1, CLASS A-2, CLASS B, CLASS C and CLASS S PURCHASERS parties hereto (the "Purchasers"), DEUTSCHE BANK AG, NEW YORK BRANCH, as Agent, and each of the other Agents parties hereto.

                                    RECITALS

        1. The Issuer, AFC, in its capacity as a Seller, AmeriCredit, in its capacity as a Seller and Servicer, and Bank One, in its capacity as a Backup Servicer and Trust Collateral Agent, are parties to that certain Amended and Restated Sale and Servicing Agreement dated as of February 22, 2002 (as previously amended and as amended, supplemented or otherwise modified from time to time, the "Sale and Servicing Agreement").

        2. The Issuer, Bank One, in its capacity as Trustee and Trust Collateral Agent, and the Administrative Agent are parties to that certain Amended and Restated Indenture dated as of February 22, 2002 (as previously supplemented and as amended, supplemented or otherwise modified from time to time, the "Indenture").

        3. Annex A to the Sale and Servicing Agreement and the Indenture (as previously amended and as amended, supplemented or otherwise modified from time to time, "Annex A") defines certain capitalized terms that are used in the Sale and Servicing Agreement and the Indenture.

        4. AmeriCredit, in its capacity as Custodian, the Administrative Agent and Bank One, in its capacity as Trust Collateral Agent, are parties to that certain Amended and Restated Custodian Agreement dated as of February 22, 2002 (as amended, supplemented or otherwise modified from time to time, the "Custodian Agreement").

        5. The Issuer, AFC, in its capacity as a Seller, AmeriCredit, in its capacity as a Seller and Servicer, the Administrative Agent, certain of the Purchasers and certain of the Agents are parties to those certain Amended and Restated Class A-1, Class A-2, Class S, Class B and Class C Note Purchase Agreements, each dated as of February 22, 2002 (as previously amended and as amended, supplemented or otherwise modified from time to time, the "Class A-1 Note Purchase Agreement", "Class A-2 Note Purchase Agreement", "Class S Note Purchase Agreement", "Class B Note Purchase Agreement" and "Class C Note Purchase Agreement", respectively, and together, the "Note Purchase Agreements").

        6. The parties hereto desire to amend and supplement the Indenture, the Sale and Servicing Agreement, and Annex A as hereinafter set forth.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

        1. Certain Defined Terms. Capitalized terms that are used herein without definition and that are defined in Annex A shall have the same meanings herein as therein.

        2. Amendments to Sale and Servicing Agreement. The Sale and Servicing Agreement is hereby amended and supplemented as follows:

                2.1 Section 4.14 of the Sale and Servicing Agreement is amended by deleting the following such Section 4.14 in its entirety:

                "SECTION 4.14. Retention and Termination of Servicer. The Servicer hereby covenants and agrees to act as such under this Agreement for an initial term, commencing on the Closing Date and ending on March 31, 2002, which term shall be subject to automatic extension for successive quarterly terms ending on each successive March 31, June 30, September 30 and December 31, until the Notes and the Certificates are paid in full, unless the Administrative Agent gives written notice at least 15 Business Days prior to the end of the related calendar quarter that such term will not be extended. Each such notice (a "Servicer Non-Extension Notice") shall be delivered by the Administrative Agent to the Trust Collateral Agent and the Servicer. The Servicer hereby agrees that, as of the date hereof and until its receipt of any such Servicer Non-Extension Notice, the Servicer shall become bound, for the initial term beginning on the Closing Date and until the delivery of a Servicer Non-Extension Notice, to continue as the Servicer subject to and in accordance with the other provisions of this Agreement. At any time, the Class A Majority, the Class S Majority, the Class B Majority and the Class C Majority, acting together, may vote to rescind a Servicer Non-Extension Notice delivered by the Administrative Agent no later than 5 Business Days prior to the effective date of such

                                        2

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        notice; and, at any time, the Class A Majority, the Class S Majority, the Class B Majority and the Class C Majority, acting together, may vote to instruct the Administrative Agent to deliver a Servicer Non-Extension Notice."

                and substituting, in lieu thereof, the following:

                "SECTION 4.14. Retention and Termination of Servicer. The Servicer hereby covenants and agrees to act as such under this Agreement for an initial term, commencing on the Closing Date and ending on March 31, 2002, which term shall be subject to extension for successive quarterly terms ending on each successive March 31, June 30, September 30 and December 31, until the Notes and the Certificates are paid in full, if the Administrative Agent gives written notice of each such extension (a "Servicer Extension Notice") to the Trust Collateral Agent and the Servicer. At any time that a Servicer Termination Event has occurred and is continuing, the Class A Majority, the Class B Majority and the Class C Majority, acting together, may vote to instruct the Administrative Agent not to deliver a Servicer Extension Notice with respect to the next succeeding calendar quarter. If, prior to such date, the Class A Majority, the Class B Majority and the Class C Majority, acting together, have not so instructed the Administrative Agent not to deliver a Servicer Extension Notice with respect to the next calendar quarter, the Administrative Agent shall, on a date no earlier than the 15th Business Day preceding the end of the related calendar quarter and no later than the 10th Business Day preceding the end of such calendar quarter, deliver a Servicer Extension Notice to the Trust Collateral Agent and the Servicer with respect to such calendar quarter. The Administrative Agent may give standing written, revocable instructions to the Servicer and the Trust Collateral Agent, with a copy in writing to each Noteholder, for any specified number of quarterly terms greater than 1. If the Class A Majority, the Class B Majority and the Class C Majority, acting together, instruct the Administrative Agent in writing to revoke any standing instructions, the Administrative Agent shall do so. The Servicer hereby agrees that, as of the date hereof and upon its receipt of any such Servicer Extension Notice (including each notice pursuant to standing instructions, which shall be deemed delivered at the end of successive quarterly terms for so long as such instructions are in effect and have not been revoked), the Servicer shall become bound, for the initial term beginning on the Closing Date and for the duration of the term covered by such notice, to continue as the Servicer subject to and in accordance with the other provisions of this Agreement. The Administrative Agent will notify the Backup Servicer no later than the 10th Business Day preceding the end of a calendar quarter if a Servicer Extension Notice is not being delivered to the Trust Collateral Agent and the Servicer with respect to the succeeding calendar quarter."

                2.2 The Sale and Servicing Agreement is amended by adding the following as Section 4.16:

                "SECTION 4.16 MWF Warm Backup Servicer. The Servicer agrees that within 90 days following the effective date of Amendment No. 1 to Amended and Restated Sale and Servicing Agreement, Supplement No. 3 to Amended and Restated Indenture, Amendment No. 2 to Annex A to Amended and Restated Indenture and Amended and Restated Sale and Servicing Agreement and Amendment No. 1 to Amended and Restated

                                        3

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        Custodian Agreement, it will have engaged Systems & Services
        Technologies, Inc., Wells Fargo Financial, Nuvell Financial Services Corp., Electronic Data Systems or World Omni Financial as a warm back-up servicer. The servicing agreement to be entered into with such warm back-up servicer, will provide, among other things, that such warm back-up servicer will (x) at least monthly, certify receipt and download of loan level computer data file (including transactions and collection notes) from AmeriCredit, (y) reconcile receivable balances from the data file and (z) perform certain calculation verifications with respect to the monthly Servicer's Certificate."

                2.3 Clause (h) of the definition of Servicer Termination Event in Section 8.1 of the Sale and Servicing Agreement is amended by deleting the following in its entirety:

                "(h)    The Administrative Agent shall have delivered a Servicer
        Non-Extension Notice pursuant to Section 4.14; or"

        and substituting, in lieu thereof, the following:

                "(h)    The Administrative Agent shall have not delivered a
        Servicer Extension Notice pursuant to Section 4.14; or"

                2.4 The first sentence of Section 8.2 of the Sale and Servicing Agreement is amended by deleting the following words:

                "or by non-extension of the term of the Servicer as referred to in Section 4.14"

        and substituting, in lieu thereof, the following:

                "or by expiration of the term of the Servicer in accordance with
        Section 4.14"

                2.5 The first sentence of Section 8.3(a) of the Sale and Servicing Agreement is amended by deleting the following words:

                "upon non-extension of the servicing term as referred to in
        Section 4.14,"

        and substituting, in lieu thereof, the following:

                "upon expiration of the servicing term in accordance with
        Section 4.14,"

                2.6 The third sentence of Section 8.3(b) of the Sale and Servicing Agreement is amended by deleting the following words:

                "or the non-extension of the servicing term of the Servicer, as referred to in Section 4.14,"

        and substituting, in lieu thereof, the following:

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                "or the expiration of the servicing term of the Servicer in accordance with Section 4.14."

                2.7 Section 8.4 of the Sale and Servicing Agreement is amended by deleting the following words:

                "Upon any termination of, or appointment of a successor to, the Servicer, the Trust Collateral Agent shall give prompt written notice thereof to each Noteholder and to the Rating Agencies."

        and substituting, in lieu thereof, the following:

                "Upon any termination of, expiration of the term of or appointment of a successor to, the Servicer, the Trust Collateral Agent shall give prompt written notice thereof to each Noteholder and to the Rating Agencies."

        3. Amendments to Indenture. The Indenture is hereby amended and supplemented as follows:

                3.1 Section 3.13 of the Indenture is amended by adding the following at the end thereof:

                provided that if a Borrowing Base Deficiency arises as a result of a change in the Class A Credit Score Enhancement Rate, the Class B Credit Score Enhancement Rate and/or the Class C Credit Score Enhancement Rate, including, without limitation, as a result of an election of Option A or Option B as set forth on Schedule 2 hereto, then the Issuer may use the proceeds of a Borrowing under one Class of Notes to repay some or all of the outstanding principal amount of another Class or Classes of Notes (including the payment of any Limited Amortization Amount with respect to such Class or Classes) so long as, after giving effect to such repayment, no Borrowing Base Deficiency exists.

                3.2 The definition of Event of Default in Section 5.1 of the Indenture is amended by deleting the following clause (xix) of such
        Section 5.1 in its entirety:

                "(xix) The Tangible Net Worth of AmeriCredit Corp. shall be less than the sum of (a) $1,000,000,000 and (b) 75% of the cumulative positive net income (without deduction for negative net income) of AmeriCredit Corp. for each fiscal quarter having been completed since March 31, 2002, as reported in each annual report on Form 10-K and periodic report on Form 10-Q filed by AmeriCredit Corp. with the Securities and Exchange Commission;"

        and substituting, in lieu thereof, the following:

                "(xix) The Tangible Net Worth of AmeriCredit Corp. shall be less than the sum of (a) $1,800,000,000 and (b) 75% of the cumulative positive net income (without deduction for negative net income) of AmeriCredit Corp. for each fiscal quarter having been completed since September 30, 2002, as reported in each annual report on Form 10-K

                                        5

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        and periodic report on Form 10-Q filed by AmeriCredit Corp. with the
        Securities and Exchange Commission;"

                3.3 The definition of Event of Default in Section 5.1 of the Indenture is amended by deleting the following clause (xxiii) of such
        Section 5.1 in its entirety:

                "(xxiii) the average ratio of Adjusted EBITDA of AmeriCredit Corp. for the two most recently ended fiscal quarters of AmeriCredit Corp. to the Interest Expense of AmeriCredit Corp. for such two quarters shall be less than 1.2 to 1."

        and substituting, in lieu thereof, the following:

                "(xxiii) The ratio of AmeriCredit Corp.'s EBITDA (plus any charge related to restructuring plus any loss provision minus net charge-offs) for the financial quarter ended March 31, 2003 to its Interest Expense for the financial quarter ended March 31, 2003 shall be less than 1.8x. The average of the ratios of AmeriCredit Corp.'s EBITDA to Interest Expense for the two most recent financial quarters ended June 30, 2003 shall be less than 1.0x. The average of the ratios of AmeriCredit Corp.'s EBITDA to Interest Expense for the two most recent financial quarters ended September 30 2003 or December 31, 2003 shall be less than 1.1x. The average of the ratios of AmeriCredit Corp.'s EBITDA to Interest Expense for the two most recent financial quarters ended March 31, 2004 and any two consecutive financial quarters thereafter shall be less than 1.2x.

                3.4 Section 12.6(b) of the Indenture is amended by deleting the following second paragraph of such Section 12.6(b) in its entirety:

                "The amount of each outstanding Swingline Borrowing shall reduce the Commitments with respect to the Class A Notes, the Class B Notes and the Class C Notes pro rata based on the Class A Borrowing Percentage, the Class B Borrowing Percentage and the Class C Borrowing Percentage, respectively."

        and substituting, in lieu thereof, the following:

                "The amount of each outstanding Swingline Borrowing shall reduce the Commitments with respect to: (i) the Class A Notes by an amount equal to (a) the product of the Class A Borrowing Percentage multiplied by the sum of the Outstanding Amount of the Class A Notes, Class B Notes, Class C Notes and Class S Notes, minus (b) the Outstanding Amount of the Class A Notes; (ii) the Class B Notes by an amount equal to (a) the product of the Class B Borrowing Percentage multiplied by the sum of the Outstanding Amount of the Class A Notes, Class B Notes, Class C Notes and Class S Notes, minus (b) the Outstanding Amount of the Class B Notes; and (iii) the Class C Notes by an amount equal to (a) the product of the Class C Borrowing Percentage multiplied by the sum of the Outstanding Amount of the Class A Notes, Class B Notes, Class C Notes and Class S Notes, minus (b) the Outstanding Amount of the Class C Notes."

                                        6

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                3.5     Section 12.6(b) of the Indenture is amended by deleting
        the following last sentence of the fifth paragraph of such Section 12.6(b) in its entirety:

                "Following receipt by such Agents, the Class A Noteholders, Class B Noteholders and Class C Noteholders shall fund, in accordance with the terms of the related Note Purchase Agreement, a Borrowing (or purchase a portion of the principal amount of such Swingline Borrowing and all interest accrued thereon) on the applicable Swingline Purchase Date in the following respective amounts: (a) the lesser of (i) the excess of the Class A Borrowing Base on such date over the Class A Principal Balance on such date and (ii) the amount of such Swingline Borrowing, (b) the lesser of (i) the excess of the Class B Borrowing Base on such date over the Class B Principal Balance on such date and
        (ii) the amount of such Swingline Borrowing minus the amount determined pursuant to clause (a), and (c) the lesser of (i) the excess of the Class C Borrowing Base on such date over the Class C Principal Balance on such date and (ii) the amount of such Swingline Borrowing minus the sum of the amounts determined pursuant to clauses (a) and (b), provided, that if the amount of such Swingline Borrowing exceeds the sum of the amounts determined pursuant to clauses (a), (b) and (c), the Class A Noteholders, Class B Noteholders and Class C Noteholders shall fund (or purchase) such excess pro rata based on the Class A Swingline Percentage, the Class B Swingline Percentage and the Class C Swingline Percentage."

        and substituting, in lieu thereof, the following:

                "Following receipt by such Agents, the Class A Noteholders, Class B Noteholders and Class C Noteholders shall fund, in accordance with the terms of the related Note Purchase Agreement, a Borrowing (or purchase a portion of the principal amount of such Swingline Borrowing and all interest accrued thereon) on the applicable Swingline Purchase Date in the following respective amounts: (a) the lesser of (i) the Class A Swingline Allocation on such date and (ii) the amount of such Swingline Borrowing, (b) the lesser of (i) the Class B Swingline Allocation on such date and (ii) the amount of such Swingline Borrowing minus the amount determined pursuant to clause (a), and (c) the lesser of (i) the Class C Swingline Allocation on such date and (ii) the amount of such Swingline Borrowing minus the sum of the amounts determined pursuant to clauses (a) and (b), provided, that if the amount of such Swingline Borrowing exceeds the sum of the amounts determined pursuant to clauses (a), (b) and (c), the Class A Noteholders, Class B Noteholders and Class C Noteholders shall fund (or purchase) such excess pro rata based on the Class A Swingline Allocation on the Swingline Borrowing Date, the Class B Swingline Allocation on the Swingline Borrowing Date and the amount of the Swingline Borrowing minus the Class A Swingline Allocation and the Class B Swingline Allocation on the Swingline Borrowing Date, respectively."

                3.6 The Indenture is hereby amended by deleting Schedule 2 thereto in its entirety and substituting, in lieu thereof, Schedule 2 to this Supplement.

        4. Amendments to Annex A. Annex A is hereby amended and supplemented as follows:

                                        7

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                4.1     The definitions of Adjusted EBITDA and Service
        Non-Extension Notice are amended by deleting such definitions in their entireties.

                4.2 The definitions of "Class A Borrowing Base", and "Class B Borrowing Base" are amended by deleting such definitions in their entireties and substituting, in lieu thereof, respectively, the definitions set forth below:

                "Class A Borrowing Base" means, on any day, the excess, if any, of (a) the sum of (i) the Aggregate Principal Balance of all Eligible Receivables on such day minus (ii) the Excluded Receivables Balance on such day plus (iii) the amount on deposit in the Collateral Account on such day plus (iv) (without duplication) the amount of principal collections on deposit in the Collection Account on such day over (b) the sum of (i) the Class A Required Note Enhancement and (ii) the Class A Swingline Allocation.

                "Class B Borrowing Base" means, on any day, the excess, if any, of (a) the sum of (i) the Aggregate Principal Balance of all Eligible Receivables on such day minus (ii) the Excluded Receivables Balance on such day plus (iii) the amount on deposit in the Collateral Account on such day plus (iv) (without duplication) the amount of principal collections on deposit in the Collection Account on such day over (b) the sum of (i) the Class B Required Note Enhancement, (ii) the Class A Principal Balance, (iii) the Class A Swingline Allocation and (iv) the Class B Swingline Allocation.

                "Class C Borrowing Base" means, on any day, the excess, if any, of (a) the sum of (i) the Aggregate Principal Balance of all Eligible Receivables on such day minus (ii) the Excluded Receivables Balance on such day plus (iii) the amount on deposit in the Collateral Account on such day plus (iv) (without duplication) the amount of principal collections on deposit in the Collection Account on such day over (b) the sum of (i) the Class C Required Note Enhancement, (ii) the Class A Principal Balance, (iii) the Class B Principal Balance, (iv) the Class A Swingline Allocation, (v) the Class B Swingline Allocation and
                (vi) the Class C Swingline Allocation.

                4.3 The following definitions are added in the appropriate alphabetical order:

                "Class A Swingline Allocation" means, on any day, the lesser of the (a) the Class S Principal Balance and (b) the amount which would, if added to the Class A Principal Balance, cause the Class A Principal Balance to equal the Class A Borrowing Base calculated without giving effect to clause (b)(ii) of the definition thereof.

                "Class B Swingline Allocation" means, on any day, the lesser of the (a) the Class S Principal Balance and (b) the amount which would, if added to the Class B Principal Balance, cause the Class B Principal Balance to equal the Class B Borrowing Base calculated without giving effect to clause (b)(iv) of the definition thereof.

                                        8

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                "Class C Swingline Allocation" means, on any day, the lesser of the (a) the Class S Principal Balance and (b) the amount which would, if added to the Class C Principal Balance, cause the Class C Principal Balance to equal the Class C Borrowing Base calculated without giving effect to clause (b)(vi) of the definition thereof.

                "EBITDA" means, with respect to AmeriCredit Corp., GAAP earnings before interest, taxes, depreciation, and amortization.

                "Servicer Extension Notice" has the meaning specified in Section
                4.14 of the Sale and Servicing Agreement.

        5. Amendments to Custodian Agreement. The Custodian Agreement is hereby amended and supplemented as follows:

                5.1 Section 2.8 of the Custodian Agreement amended by deleting the following parenthetical in the second sentence in its entirety:

                "(which thirty (30) day period may be shorter as set forth in the notice of termination in the case of a Servicer Termination Event)"

        and substituting, in lieu thereof, the following:

                (which thirty (30) day period may be shorter as set forth in the notice of termination in the case of a Servicer Termination Event, provided, that if a Servicer Extension Notice shall not have been delivered pursuant to Section 4.14 of the Sale and Servicing Agreement, this Agreement shall terminate upon the termination of the term of AmeriCredit as Servicer under the Sale and Servicing Agreement).

        6. Effect of Amendment and Supplement. Except as expressly amended and modified by this Amendment and Supplement, all provisions of the Sale and Servicing Agreement, the Indenture, Annex A and the Custodian Agreement shall remain in full force and effect. After this Amendment and Supplement becomes effective, all references in the Sale and Servicing Agreement, the Indenture, Annex A or the Custodian Agreement to "this Sale and Servicing Agreement", "this Indenture", "this Annex A", "this Custodian Agreement", "hereof", "herein" or words of similar effect referring to the Sale and Servicing Agreement, the Indenture, Annex A or the Custodian Agreement shall be deemed to be references to the Sale and Servicing Agreement, the Indenture, Annex A or the Custodian Agreement, respectively, as amended by this Amendment and Supplement. This Amendment and Supplement shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Sale and Servicing Agreement, the Indenture, Annex A or the Custodian Agreement other than as expressly set forth herein.

        7. Amendment Fee. The Issuer agrees to pay to the Agent for each Purchaser Group executing this Amendment and Supplement an amendment fee of $25,000.

        8. Effectiveness. This Amendment and Supplement shall become effective as of the date hereof upon receipt by the Trustee of counterparts of this Amendment and Supplement (whether by facsimile or otherwise) executed by each of the other parties hereto and by Noteholders representing the Class A Majority, the Class B Majority and the Class C Majority, receipt by the Trustee of an opinion of counsel satisfying the requirements of Section 11.1 of the Sale and Servicing Agreement and Section 9.3 of the Indenture, receipt by the Agent for each Purchaser Group executing this Amendment and Supplement of the fee set forth in Section 7 and satisfaction of the Rating Agency Condition.

        9. Counterparts. This Amendment and Supplement may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

        10. Governing Law. This Amendment and Supplement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to any otherwise applicable principles of conflicts of law.

        11. Section Headings. The various headings of this Amendment and Supplement are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment and Supplement, the Sale and Servicing Agreement, the Indenture, Annex A or the Custodian Agreement or any provision hereof or thereof.

        12. Representations and Warranties. Each of the Issuer, AFC and AmeriCredit, as applicable, represent and warrant that (i) all of their respective representations and warranties set forth in the Sale and Servicing Agreement, the Indenture, the Custodian Agreement and the Note Purchase Agreements are true and accurate in all material respects as though made on and as of the date hereof (except representations and warranties which relate to a specific date, which were true and correct as of such date) and (ii) no Servicer Termination Event or Event of Default under either the Sale and Servicing Agreement or the Indenture, and no Termination Event under any Note Purchase Agreement, has occurred and is continuing.

                  [remainder of page intentionally left blank]

                                       10

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        IN WITNESS WHEREOF, the parties have executed this Amendment and
Supplement as of the date first written above.

                                        AMERICREDIT MASTER TRUST, as Issuer

                                        By: DEUTSCHE BANK TRUST COMPANY
                                        DELAWARE, not in its individual capacity
                                        but solely as Owner Trustees on behalf
                                        of the Trust

                                                                ATTORNEY-IN-FACT

                                        By:    /s/ Louis Bodi
                                              ---------------------------------
                                        Name:  LOUIS BODI
                                              ---------------------------------
                                        Title: VICE PRESIDENT
                                              ---------------------------------

                                        AMERICREDIT FUNDING CORP. VII, as Seller

                                        By.    /s/ J.Michael May
                                              ---------------------------------
                                        Name:  J.Michael May
                                              ---------------------------------
                                        Title: Senior Vice President -
                                               Associate Counsel
                                              ---------------------------------

                                        AMERICREDIT FINANCIAL SERVICES, INC.,
                                        as Seller, Servicer and Custodian

                                        By:    /s/ Katharyn Harlow
                                              ---------------------------------
                                        Name:  KATHARYN HARLOW
                                              ---------------------------------
                                        Title: VP Finance
                                              ---------------------------------

                                        BANK ONE, N.A., as Backup Servicer,
                                        Trust Collateral Agent, and Trustee

                                        By:    /s/ John J. Rothrock
                                              ---------------------------------
                                        Name:  John J. Rothrock
                                              ---------------------------------
                                        Title: Authorized Signer
                                              ---------------------------------

                                        DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                        formerly known as Bankers Trust Company, as Administrative Agent

                                        By:    /s/ Chris DiBiase
                                              ---------------------------------
                                        Name:  Chris DiBiase
                                              ---------------------------------
                                        Title: VP
                                              ---------------------------------

                                        By:    /s/ David May
                                              ---------------------------------
                                        Name:  David May
                                              ---------------------------------
                                        Title: Authorized Signatory
                                              ---------------------------------

PURCHASER SIGNATURE PAGE:

FAIRWAY PURCHASER GROUP,
as Class A-2 Committed Purchaser
BMO NESBIT BURNS CORP., as Agent

By: /s/ David J.Kucera
   ------------------------------------
   Name:  DAVID J. KUCERA
   Title: MANAGING DIRECTOR

By: /s/ Jeffrey J.Phillips
   ------------------------------------
   Name:  Jeffrey J.Phillips
   Title: Executive Managing Director

AGREED AND CONSENTED TO:

FAIRWAY FINANCE CORPORATION,
  as Class A Owner,

By: /s/ Jill A. Gordon
   ------------------------------------
   Name:  Jill A. Gordon
   Title: Vice President

PURCHASER SIGNATURE PAGE:

BANK ONE, N.A.,
   as Class A-1 Committed Purchaser,
   Class A-2 Committed Purchaser, Class B
   Committed Purchaser, Class C
   Committed Purchaser and Agent

By: /s/ Beth Provanzana
   ------------------------------------
   Name:  Beth Provanzana
   Title: Director, Capital Markets

AGREED AND CONSENTED TO:

JUPITER SECURITIZATION CORPORATION,
  as Class A Owner, Class B Owner and Class C Owner

By: /s/ Beth Provanzana
   ------------------------------------
   Name:  Beth Provanzana
   Title: Authorized Signer

PURCHASER SIGNATURE PAGE:

SHEFFIELD RECEIVABLES CORPORATION,
as Class A-1 Committed Purchaser, Class A-
2 Committed Purchaser, Class A Owner,
Class B Committed Purchaser and Owner,
Class C Committed Purchaser and Owner

By: Barclays Bank Plc, as Agent and
attorney-in-fact

By: /s/ Andrew Shuster
   ------------------------------------
   Name:  Andrew Shuster
   Title: Director

PURCHASER SIGNATURE PAGE:

LA FAYETTE PURCHASER GROUP,
CREDIT LYONNAIS NEW YORK
BRANCH,
as Class A-1 Committed Purchaser and
Agent

By: /s/ Richard T. McBride
   ------------------------------------
   Name:  Richard T. McBride
   Title: Director

[AGREED AND CONSENTED TO:]

LA FAYETTE ASSET SECURITIZATION LLC,
   as Class A Owner

By: /s/ Richard T. McBride
   ------------------------------------
   Name:  Richard T. McBride
   Title: Director

PURCHASER SIGNATURE PAGE:

LA FAYETTE PURCHASER GROUP,
CREDIT LYONNAIS NEW YORK
BRANCH,
as Class B Committed Purchaser and Agent

By: /s/ Richard T. McBride
   ------------------------------------
   Name:  Richard T. McBride
   Title: Director

[AGREED AND CONSENTED TO:]

LA FAYETTE ASSET SECURITIZATION LLC,
   as Class B Owner

By: /s/ Richard T. McBride
   ------------------------------------
   Name:  Richard T. McBride
   Title: Director

PURCHASER SIGNATURE PAGE:

CREDIT SUISSE FIRST BOSTON,
NEW YORK BRANCH,
as Class A-2 Committed Purchaser,
Class B Committed Purchaser,
Class C Committed Purchaser and Agent

By: /s/ Mark Lengel
   ------------------------------------
   Name:  MARK LENGEL
   Title: DIRECTOR

By: /s/ Joseph Soave
   ------------------------------------
   Name:  Joseph Soave
   Title: Vice President

ALPINE SECURITIZATION CORP.,
  as Class A Owner, Class B Owner and Class C Owner

By: Credit Suisse First Boston, New York Branch,
    as Attorney-in-Fact

By: /s/ Mark Golombeck
   ------------------------------------
   Name:  Mark Golombeck
   Title: Vice President

By: /s/ Anthony Giordano
   ------------------------------------
   Name:  ANTHONY GIORDANO
   Title: DIRECTOR

GRAMERCY CAPITAL CORPORATION,
   as Class A Owner, Class B Owner and Class C Owner

By: Credit Suisse First Boston, New York Branch,
    as Attorney-in-Fact

By: /s/ Mark Golombeck
   ------------------------------------
   Name:  Mark Golombeck
   Title: Vice President

By: /s/ Anthony Giordano
   ------------------------------------
   Name:  ANTHONY GIORDANO
   Title: DIRECTOR

GREENWICH FUNDING CORPORATION
   as Class A Owner, Class B Owner and Class C Owner

By: Credit Suisse First Boston, New York Branch,
    as Attorney-in-Fact

By: /s/ Mark Golombeck
   ------------------------------------
   Name:  Mark Golombeck
   Title: Vice President

By: /s/ Anthony Giordano
   ------------------------------------
   Name:  ANTHONY GIORDANO
   Title: DIRECTOR

PURCHASER SIGNATURE PAGE:

DEUTSCHE BANK AG, NEW YORK
BRANCH,
as Class A-1 Committed Purchaser, Class A-
2 Committed Purchaser, Class B Committed
Purchaser, Class C Committed Purchaser,
Class S Committed Purchaser and Agent

By: /s/ Adam Cohen
   ------------------------------------
   Name:  ADAM COHEN
   Title: DIRECTOR

By: /s/ Aimee Sevilla
   ------------------------------------
   Name:  AIMEE SEVILLA
   Title: VICE PRESIDENT

AGREED AND CONSENTED TO:

SEDONA CAPITAL FUNDING CORPORATION,
   as Class A Owner, Class B Owner, Class C
   Owner and Class S Owner

By: /s/ Evelyn Echevarria
   ------------------------------------
   Name:  Evelyn Echevarria
   Title: Vice President

PURCHASER SIGNATURE PAGE:

JPMORGAN CHASE BANK,
as Class A-2 Committed Purchaser and
Agent

By: /s/ Bradley S. Schwartz
   ------------------------------------
   Name:  Bradley S. Schwartz
   Title: Managing Director

AGREED AND CONSENTED TO:

PARK AVENUE RECEIVABLES CORPORATION,
   as Class A-2 Owner

By: /s/ Andrew L. Stidd
   ------------------------------------
   Name:  Andrew L. Stidd
   Title: President

PURCHASER SIGNATURE PAGE:

PUBLIC SQUARE FUNDING LLC,
as Class A-1 Committed Purchaser, Class A-2
Committed Purchaser and Class A Owner

By: /s/ Douglas K. Johnson
   ------------------------------------
   Name:  Douglas K. Johnson
   Title: President

PSF PURCHASER GROUP
KEYBANK, as Agent on Behalf of PSF and
the PSF Purchaser Group in accordance with the Referral Bank Agreement Dated as of
December 8, 2000

By: /s/ Craig Platt
   -----------------------------------
   Name:  Craig Platt
   Title: Senior Vice President

PURCHASER SIGNATURE PAGE:

LEHMAN BROTHERS HOLDINGS INC.,
as Class A-2 Committed Purchaser, Class B
Committed Purchaser, Class C Committed
Purchaser and Agent

By: /s/ Vincent Primiano
   ------------------------------------
   Name:  Vincent Primiano
   Title: Senior Vice President

AGREED AND CONSENTED TO:

MMP-3 FUNDING, LLC,
  as Class A Owner, Class B Owner and Class C Owner

By: /s/ Andrew L. Stidd
   ------------------------------------
   Name:  Andrew L. Stidd
   Title: President

PURCHASER SIGNATURE PAGE:

PARADIGM FUNDING LLC.,
as Class A-1 Committed Purchaser, Class A-
2 Committed Purchaser, Class A Owner,
Class B Committed Purchaser and Owner,
Class C Committed Purchaser and Owner

By: /s/ Evelyn Echevarria
   ------------------------------------
   Name:  Evelyn Echevarria
   Title: Vice President

        SCHEDULE 2

        UPDATED: EFFECTIVE MARCH 3, 2003

        "Class A Credit Score Enhancement Rate", "Class B Credit Score Enhancement Rate" and "Class C Credit Score Enhancement Rate" shall be determined pursuant to Option A or Option B, as elected by the Issuer from time to time. The Issuer shall notify the Indenture Trustee in writing in advance of which such option it has elected and of any change in such election.

        OPTION A:

        "Class A Credit Score Enhancement Rate" means, as of any date, the sum of (1) the Step-Up Percentage and (2) the greater of (a) 18.50% and (b) the percentage set forth in the following table opposite the Net Spread as of such date in the column in which the weighted average AmeriCredit Score for the Eligible Receivables as of such date appears:

CLASS A                   Weighted Average AmeriCredit Score

                 220-224   225 to 229   230-234    235-239    240+

Net Spread

**  9.0%            44.90%      50.10%     47.50%    55.70%    31.70%

**  8.5% and        45.80%      52.75%     49.10%    60.30%    38.20%
*** 9.0%

**  8.0% and        47.75%      54.35%     49.70%    60.60%    42.95%
*** 8.5%

**  7.5% and        54.30%      55.75%     50.15%    61.85%    43.40%
*** 8.0%

**  7.0% and        54.20%      55.90%     50.60%    65.70%    46.00%
*** 7.5%

**  6.5% and        58.80%      57.55%     52.00%    69.30%    49.60%
*** 7.0%

**  6.0% and        60.90%      59.95%     54.50%    73.90%    54.20%
*** 6.5%

**  5.5% and        67.50%      61.35%     54.40%    75.65%    55.70%
*** 6.0%

        "Class B Credit Score Enhancement Rate" means, as of any date, the sum of (1) the Step-Up Percentage and (2) the greater of (a) 15.00% and (b) the percentage set forth in the following table opposite the Net Spread as of such date in the column in which the weighted average AmeriCredit Score for the Eligible Receivables as of such date appears:

**  Denotes greater than
*** Denotes less than or equal to

CLASS B                 Weighted Average AmeriCredit Score

                 220-224   225 to 229   230-234    235-239    240+

Net Spread

**  9.0%            37.50%     47.25%      44.00%    52.70%    28.20%

**  8.5% and        38.50%     48.75%      45.10%    57.30%    34.20%
*** 9.0%

**  8.0% and        40.45%     50.35%      45.70%    57.60%    38.95%
*** 8.5%

**  7.5% and        45.10%     51.00%      46.60%    58.10%    39.90%
*** 8.0%

**  7.0% and        47.20%     51.90%      46.60%    61.70%    43.00%
*** 7.5%

**  6.5% and        48.80%     52.80%      48.00%    65.30%    45.60%
*** 7.0%

**  6.0% and        51.90%     53.70%      49.00%    69.90%    49.20%
*** 6.5%

**  5.5% and        54.50%     54.10%      49.90%    71.65%    50.70%
*** 6.0%

        "Class C Credit Score Enhancement Rate" means, as of any date, the sum of (1) the Step-Up Percentage and (2) the greater of (a) 8.50% and (b) the percentage set forth in the following table opposite the Net Spread as of such date in the column in which the weighted average AmeriCredit Score for the Eligible Receivables as of such date appears:

CLASS C                 Weighted Average AmeriCredit Score

                 220-224   225 to 229   230-234    235-239    240+
Net Spread

** 9.0%            23.00%     18.50%      15.00%    11.70%    10.20%

**  8.5% and        24.00%     19.25%      15.60%    12.30%    10.20%
*** 9.0%

**  8.0% and        24.70%     20.00%      16.70%    13.10%    10.35%
*** 8.5%

**  7.5% and        24.60%     21.00%      17.60%    14.10%    11.40%
*** 8.0%

**  7.0% and        25.20%     21.90%      18.60%    14.70%    12.00%
*** 7.5%

**  6.5% and        25.80%     22.80%      19.00%    15.30%    12.60%
*** 7.0%

**  6.0% and        26.40%     23.70%      20.00%    15.90%    13.20%
*** 6.5%

**  Denotes greater than
*** Denotes less than or equal to

**  5.5% and        27.00%     24.60%      21.20%    16.65%    14.00%
*** 6.0%

**  Denotes greater than
*** Denotes less than or equal to

        OPTION  B:

        "Class A Credit Score Enhancement Rate" means, as of any date, the sum of (1) the Step-Up Percentage and (2) the greater of (a) 18.50% and (b) the percentage set forth in the following table opposite the Net Spread as of such date in the column in which the weighted average AmeriCredit Score for the Eligible Receivables as of such date appears:

CLASS A               Weighted Average AmeriCredit Score

                 220-224   225 to 229   230-234    235-239    240+
Net Spread

**  9.0%            39.85%     38.20%      37.50%    40.65%    25.65%

**  8.5% and        40.20%     41.00%      40.50%    42.85%    29.90%
*** 9.0%

**  8.0% and        41.40%     42.50%      41.25%    43.45%    32.35%
*** 8.5%

**  7.5% and        44.85%     44.25%      42.05%    44.45%    32.30%
*** 8.0%

**  7.0% and        44.20%     43.50%      43.00%    45.15%    33.00%
*** 7.5%

**  6.5% and        48.70%     45.00%      43.00%    46.85%    35.70%
*** 7.0%

**  6.0% and        49.65%     48.25%      45.50%    48.30%    38.40%
*** 6.5%

**  5.5% and        55.35%     50.00%      44.50%    49.15%    38.50%
*** 6.0%

        "Class B Credit Score Enhancement Rate" means, as of any date, the sum of (1) the Step-Up Percentage and (2) the greater of (a) 15.00% and (b) the percentage set forth in the following table opposite the Net Spread as of such date in the column in which the weighted average AmeriCredit Score for the Eligible Receivables as of such date appears:

CLASS B                Weighted Average AmeriCredit Score

                220-224      225 to 229      230-234      235-239       240+
Net Spread

**  9.0%            32.45%          35.35%       34.00%       37.65%      22.15%

**  8.5% and        32.90%          37.00%       36.50%       39.85%      25.90%
*** 9.0%

**  8.0% and        34.10%          38.50%       37.25%       40.45%      28.35%
*** 8.5%

**  7.5% and        35.65%          39.50%       38.50%       40.70%      28.80%

**  Denotes greater than
*** Denotes less than or equal to

*** 8.0%

**  7.0% and        37.20%          39.50%       39.00%       41.15%      30.00%
*** 7.5%

**  6.5% and        38.70%          40.25%       39.00%       42.85%      31.70%
*** 7.0%

**  6.0% and        40.65%          42.00%       40.00%       44.30%      33.40%
*** 6.5%

**  5.5% and        42.35%          42.75%       40.00%       45.15%      33.50%
*** 6.0%

        "Class C Credit Score Enhancement Rate" means, as of any date, the sum of (1) the Step-Up Percentage and (2) the greater of (a) 8.50% and (b) the percentage set forth in the following table opposite the Net Spread as of such date in the column in which the weighted average AmeriCredit Score for the Eligible Receivables as of such date appears:

CLASS C                  Weighted Average AmeriCredit Score

                220-224      225 to 229      230-234      235-239       240+
Net Spread

**  9.0%            25.00%          21.35%       17.00%       13.65%      11.90%

**  8.5% and        26.50%          22.00%       17.50%       14.35%      11.90%
*** 9.0%

**  8.0% and        27.00%          22.50%       18.25%       15.65%      12.15%
*** 8.5%

**  7.5% and        27.75%          23.50%       19.00%       16.10%      13.30%
*** 8.0%

**  7.0% and        28.00%          24.50%       20.00%       17.15%      14.00%
*** 7.5%

**  6.5% and        28.50%          25.25%       21.00%       17.85%      14.70%
*** 7.0%

**  6.0% and        29.25%          26.00%       22.00%       18.55%      15.40%
*** 6.5%

**  5.5%  and       29.75%          26.75%       23.00%       19.35%      16.50%
*** 6.0%

        "Class D Credit Score Enhancement Rate" shall have the meaning, if any, set forth in a supplement or amendment to the Indenture.

        "Class E Credit Score Enhancement Rate" shall have the meaning, if any, set forth in a supplement or amendment to the Indenture.

**  Denotes greater than
*** Denotes less than or equal to